SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 22, 2007

MAGNA ENTERTAINMENT CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-30578	98-0208374
(Commission File Number)	(I.R.S. Employer Identification No.)

337 Magna Drive, Aurora, Ontario, Canada	L4G 7K1
(Address of Principal Executive Offices)	(Zip Code)

(905) 726-2462
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

The Registrant entered into a separation agreement with Michael Neuman in connection with his departure as Chief Executive Officer of the Registrant, effective June 22, 2007.

The information with respect to Mr. Neuman’s employment contract and separation agreement, set forth in Item 5.02(b), is hereby incorporated by reference and the full text of the separation agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K .

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Departure of Directors or Principal Officers

On June 22, 2007, the Registrant announced that Michael Neuman, its Chief Executive Officer, ceased to serve in that position, effective on that date.  Pursuant to Mr. Neuman’s employment contract and as restated in the separation agreement, he will be paid the pro rata portion of his base salary and annual bonus through June 22, 2007 plus a retiring allowance of US$1,000,000, payable in cash (net of all applicable withholdings) monthly in arrears in twelve equal instalments commencing thirty days after June 22, 2007.  In addition, Mr. Neuman will be provided certain group insurance and benefit programs for twelve months and will remain subject to confidentiality, non-solicitation and non-compete obligations.

(c)           Appointment of Principal Officers

The Board of Directors has appointed Frank Stronach, the Registrant’s Chairman, as Interim Chief Executive Officer, effective June 22, 2007.

Mr. Stronach serves as Chairman of the Registrant and served as Interim Chief Executive Officer of the Registrant from March 31, 2006 until February 27, 2007. Mr. Stronach has been a director since November 1999. Since 1971, Mr. Stronach has been the Chairman of Magna International Inc., a supplier of automotive systems and components, which he founded over 50 years ago. He is also the founder and Chairman of MI Developments Inc., a real estate operating company and the parent company of the Registrant. Mr. Stronach is actively involved in racing and breeding thoroughbred horses in California, Florida, Kentucky, New York, Ontario and elsewhere.

There is no agreement or arrangement regarding Mr. Stronach’s appointment as Interim Chief Executive Officer, and he will be paid no compensation for serving as such.

Item 7.01  Regulation FD Disclosure

On June 22, 2007, the Registrant issued a press release regarding the departure of Mr. Neuman and the appointment of Frank Stronach as Interim Chief Executive Officer.  The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 to Form 8-K, the information being furnished under Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing.

Item 9.01  Financial Statements and Exhibits

The following Exhibit 10.1 is filed, and the following Exhibit 99.1 is furnished, with this Form 8-K:

Exhibit No.	Description
10.1	Separation Agreement between Magna Entertainment Corp. and Michael Neuman effective June 22, 2007.
99.1	Press Release dated June 22, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGNA ENTERTAINMENT CORP.
(Registrant)

June 28, 2007	by:	/s/William G. Ford
William G. Ford
Corporate Secretary